                                                                    EXHIBIT 10.2
====================================================================================================================================
                Optionee                       Grant Date     Initial Vesting   Expiration Date   Option Price Per     Number of
                                                                    Date                               Share        Options Granted
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                        INCENTIVE STOCK OPTION AGREEMENT

                                    UNDER THE

                           SAVVIS HOLDINGS CORPORATION

                             1999 STOCK OPTION PLAN


                  SAVVIS Holdings Corporation, a Delaware corporation (the "Company"), and the employee of the Company named above or a Related Company (the "Optionee"), hereby agree as follows:

SECTION 1. GRANT OF OPTIONS. In conformity with the SAVVIS Holdings Corporation 1999 Stock Option Plan (the "Plan"), the provisions of which are incorporated herein by this reference, and pursuant to authorization of the Committee charged with the administration thereof (the "Committee"), the Company hereby grants to Optionee Incentive Stock Options (the "Options") to purchase all or any part of the number of shares of common stock of the Company, par value $0.01 per share, set forth above under the caption "Number of Options Granted," on the terms and conditions herein set forth. To the maximum extent permitted by law and regulation, except as provided in Section 3(f), the Option shall constitute and be treated at all times by Optionee and the Company as an "incentive stock option" as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and the remainder of the Option shall constitute and be treated at all times by Optionee and the Company as a "non-qualified stock option" for federal income tax purposes and shall not constitute and shall not be treated as an "incentive stock option" (as so defined). The grant hereunder is made on the Grant Date set forth above (the "Grant Date"). Capitalized terms not defined in this Agreement shall have the meanings given in the Plan.

SECTION 2. OPTION PRICE. The purchase price per share of the Stock covered by the Options (the "Option Price") shall be the Option Price Per Share set forth above. The Board of Directors of the Company (the "Board") has determined that the Option Price is at least equal to the Fair Market Value of the Stock as of the Grant Date.

SECTION 3. EXERCISABILITY.

       (a) Except as otherwise provided in this Agreement, the Options shall vest as follows: (i) 6/48 of such Options shall vest on Initial Vesting Date as set forth above and (ii) 1/48 of such options shall vest on the same date of each month thereafter for the succeeding 42 months. Notwithstanding the foregoing, the Options shall be exercisable in full no later than ten years after the Grant Date.

       (b) If certain events described in Section 9 or Section 10 occur while the Options remain outstanding and unexercised, any Options which have not yet vested shall immediately vest and become exercisable without Committee approval, and the provisions of Section 8 automatically shall lapse.

       (c) The Options shall immediately vest on the date death, Disability, or Retirement of the Optionee occurs.

       (d) The Committee may accelerate the dates on which the Options become exercisable at any time and for any reason.

       (e) The Optionee shall not exercise the Options unless the Optionee has been an employee of the Company or a Related Company at all times during the period beginning on the Grant Date and (i) ending on the day three months before the date of such exercise; or (ii) if Optionee ceases to be such an employee as a result of Disability, ending on the day one year before the date of such exercise; or (iii) if Optionee ceases to be such an employee as a result of Retirement (even if also as a result of Disability), ending on the day five years before the date of such exercise. Notwithstanding the foregoing, if the Optionee dies while employed by the Company or a Related Company or at any time thereafter while the Options remain exercisable, the Options may be exercised until the earlier to occur of the Expiration Date or the date three years after the date of death, and shall not be exercised thereafter.

       (f) The exercisability of the Options shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company or a Related Company. For purposes of this Agreement, services as a consultant, advisor or independent contractor shall be considered services as an employee and services provided to a Related Company shall be considered services provided to the Company. Any Options which remain unexercised for more than three months after Optionee ceases providing services as a common law employee shall cease to constitute an "incentive stock option" under Section 422 of the Code and shall thereafter be treated as a Non-Qualified Stock Option, as defined in the Plan.

       (g) An individual who is granted a leave of absence by the Company or a Related Company for any reason shall be considered to remain employed by the Company or a Related Company until the leave expires or a date two years after the date the leave commenced, whichever occurs first.

       (h) For purposes of this Agreement, "Retirement" means voluntary termination by Optionee of his or her employment with the Company or a Related Company after Optionee (i) attains age 60, and (ii) has completed 20 years of service with the Company.

SECTION 4. TERMINATION. The Options shall terminate and cease to be exercisable in accordance with the following provisions:

       (a) Notwithstanding any other provisions of this Agreement, the Options shall terminate at the close of business on the Expiration Date set forth above or, if sooner, the business day before the tenth anniversary of the Grant Date (as applicable, the "Expiration Date"), unless sooner terminated as provided below. For this purpose, "business day" means a day on which the Company's corporate headquarters is open for normal business.

       (b) The Options shall terminate when they no longer may be exercised pursuant to Section 3(e) or when they are forfeited as provided in Sections 7 or 8, if sooner than the Expiration Date.

SECTION 5. EXERCISES.

       (a) The Options may be exercised only by the Optionee or his or her guardian or legal representative during his or her lifetime, and only by the Optionee's Post-Death Representatives after the Optionee's death. The term "Post-Death Representatives" means the executor or administrator of the Optionee's estate or the person or persons to whom the Optionee's rights under this Agreement shall pass by his or her will or the laws of descent and distribution.

       (b) An exercise of the Options shall be made by delivering to the Committee or its designee on the exercise date:

              (i) a written notice (in the form of Exhibit A attached) designating the number of shares to be purchased, which notice must contain such other information as the Committee or its designee may require and be signed by the Optionee or the person acting under Section 5(a) hereof, and

              (ii) payment of the full amount of the Option Price of the Options being exercised.

       (c) An Optionee may pay the Option Price:

              (i)   in cash;

              (ii) if the Stock is publicly traded (as defined in the Plan), in Stock which, if acquired from the Company, has been held for at least six months including by deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates.

              (iii) if the Stock is publicly traded (as defined in the Plan), payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of Required Withholding Taxes.

        (d) The date of exercise shall be the date the written notice and the Option Price actually are received by the Committee or its designee, regardless of the means of delivery.

SECTION 6. WITHHOLDING TAXES. If as a result of the exercise of any Option Required Withholding Taxes will become due, the Optionee shall, concurrently with the exercise of such Option(s), pay to the Company or a Related Company the amount of such Required Withholding Taxes in cash.

SECTION 7. NON-DISCLOSURE AGREEMENT.

       (a) If, in connection with the Optionee's employment with the Company or a Related Company and/or the grant of Options, the Optionee has entered into a Non-Disclosure Agreement with the Company or Related Company, that agreement is incorporated by reference herein.

       (b) In the event the Optionee materially breaches the Non-Disclosure Agreement, the Optionee shall have breached this Agreement and shall be liable to the Company or a Related Company for any actual damages caused by such breach, including the actual costs of investigating such action and enforcing the Company's or a Related Company's rights hereunder (including court costs and attorneys' fees). The Optionee acknowledges that monetary damages may be inadequate to fully compensate the Company or a Related Company for the consequences of any such breach; accordingly, the Company or Related Company shall have the right to obtain injunctive and other appropriate equitable relief in addition to obtaining actual damages as aforesaid.

       (c) In addition to the foregoing, if the Optionee materially breaches the Non-Disclosure Agreement, the Optionee shall have failed to satisfy a condition subsequent to the grant or vesting of the Options.
Accordingly, in such event:

              (i) all Options which have not previously been exercised shall be forfeited to the Company, effective on the date on which the Optionee first engages in the prohibited disclosure (the "Initial Breach Date");

              (ii) all shares of Stock received upon exercise of Options either within the 18-month period ending on the Initial Breach Date or thereafter, and all shares of Stock received in stock splits or stock dividends paid in respect of such Option shares, shall be forfeited to the Company (collectively, "Forfeited Shares"); and

              (iii) all cash or other dividends or distributions paid or delivered to Optionee in respect of such forfeited shares of Stock (referred to in clause (ii)), either during the 18-month period ending on the Initial Disclosure Date or thereafter, shall be forfeited to the Company (collectively, "Forfeited Distributions").

       (d) The Company shall notify the Optionee in writing of any breach under this Section within two years after the later of (i) the Initial Breach Date, or
(ii) the time when the Optionee ceases to be employed by the Company.

       (e) Immediately upon the Optionee's receipt of notice setting forth a breach of this provision referred to in paragraph (d), the Optionee shall:

              (i) deliver to the Company all certificates representing Forfeited Shares which he or she at that time owns or controls, in exchange for payment by the Company of the Option Price paid by the Optionee for such Shares;

              (ii) pay to the Company in cash the Fair Market Value, as of the effective date of the forfeiture, of any Forfeited Shares which the Optionee no longer owns or controls (including any such Shares withheld by the Company or Related Company at Optionee's election to pay Withholding Taxes);

              (iii)   repay  to  the   Company   any  and  all  cash   Forfeited
Distributions; and

              (iv) deliver to the Company any and all non-cash Forfeited Distributions or, if the Optionee no longer owns or controls such Forfeited Distributions, to pay to the Company in cash the fair market value, as of the effective date of the forfeiture, of such Distributions.

All such deliveries and payment shall be made without adjustment for any Withholding Taxes paid or withheld, interest, changes in the price of Stock before or after the forfeiture date, or otherwise. The Optionee is solely responsible for any taxes relating to Forfeited Shares, Forfeited Distributions, or the Options.

       (f)    The   provisions  of  this  Section  shall  survive  the  vesting, exercise, and/or termination of the Options, but shall terminate upon the occurrence of a Change in Control, as defined below.

SECTION 8.        OTHER FORFEITURES; RELATED MATTERS.

       (a) If the Optionee is dismissed from employment for good cause, both vested and unvested Options shall immediately terminate and be forfeited to the extent not previously exercised. For this purpose, "good cause" shall mean willful misconduct, dereliction of duties, or conviction of a felony or a crime the nature of which would cause the Optionee's continued employment to adversely affect the reputation of the Company or a Related Company.

       (b) By accepting this Agreement, the Optionee consents to a deduction from any amounts owed to Optionee by the Company or a Related Company (including, but not limited to, amounts owed as wages or other compensation, fringe benefits, nonqualified retirement benefits, or vacation pay) to the extent of the amounts owed by the Optionee to the Company or Related Company pursuant to this Agreement. In the event that such set-off does not satisfy the full amount owed to the Company or Related Company, the Optionee agrees to pay the unpaid balance immediately to the Company or Related Company.

       (c) The provisions of paragraph (a) and (b) of this Section shall survive the vesting, exercise, and/or termination of the Options, but shall terminate upon the occurrence of an acceleration date pursuant to Section 10(a).

SECTION 9. ADJUSTMENTS.

       (a) In the event of (i) any change in the outstanding shares of Stock by reason of any stock split (excluding the July 22, 1999 stock split), combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to shareholders generally other than a normal dividend, the Committee shall make such equitable adjustments to Option as it shall deem appropriate in order to prevent the dilution or enlargement of the economic value of the Option. Any such determination by the Committee shall be conclusive and binding on all concerned.

       (b) Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the stockholders and other than an affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Option shall terminate, except to the extent provision is made in connection with such transaction for the assumption of the Option, or for the substitution for such Option of a new option covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise price, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, Optionee shall have the right (subject to the general limitations on exercise set forth herein), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time of such termination. The Committee shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its stockholders. Nothwithstanding the foregoing, in the event of a transaction described in this Section 9(b), the Board of Directors may, in its sole discretion, cancel any outstanding Options (provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of consummation of such transaction, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such transaction exceeds (2) the options price applicable to such Option Shares.

SECTION 10. CHANGE IN CONTROL

       (a) Immediately upon an Involuntary Termination of Optionee's employment within eighteen (18) months following a Change in Control or after a transaction described in Section 9(b) of this Agreement in which the Option is assumed, the Option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that the Option shall become immediately exercisable for all the Option shares at the time subject to the Option and may be exercised for any or all of those Option Shares as fully vested shares.

       (b) The Option as accelerated shall remain so exercisable until the earlier of (i) the Expiration Date or (ii) the expiration of the one (1)-year period measured from the date of the Optionee's Involuntary Termination.

       (c) For purposes of this Agreement, the following definitions shall be in effect:

              (i)  Involuntary   Termination   shall  mean  the  termination  of
Optionee's service by reason of:

                    (A) Optionee's involuntary dismissal or discharge by the Company for reason other than "good cause," or

                    (B) Optionee's voluntary resignation following (x) a change in Optionee's position with the Company which entails materially reduced responsibilities, compensation, target bonus or equity incentive opportunities, or (y) a relocation of Optionee from the metropolitan area in which Optionee was located at the time of the Change in Control, provided and only if such change, reduction or relocation is effected by the Company without Optionee's consent.

              (ii) Change in Control occurs when any of the following events occur:

                    (A) any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Act) of more than 50% of the Company's then outstanding voting securities (measured on the basis of voting power); or

                    (B) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (C) the closing of an agreement of merger or consolidation with any other corporation or business entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                    (D) concurrently with the liquidation or dissolution of the Company or upon the closing of a sale or disposition by the Company of all or substantially all of the Company's assets.

For purposes of this paragraph, "Person" means any individual, entity or group within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (aa) the Company, (bb) Bridge Information Systems, Inc., (cc) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (dd) an underwriter temporarily holding securities pursuant to an offering of such securities, (ee) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, (ff) any shareholder or group of shareholders of the Company, or (gg) any person or entity or group acquiring securities of the Company pursuant to an issuance of securities approved by the Board of Directors of the Company.

SECTION 11. REPRESENTATIONS. Optionee represents and warrants to the Company that, upon exercise of the Option, Optionee will be acquiring the shares of Stock for Optionee's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Optionee understands that (i) neither the Option nor the Stock has been registered with the Securities and Exchange Commission by reason of their issuance in a transaction exempt from the registration requirements, and (ii) the shares acquired pursuant to the Option must be held indefinitely by Optionee unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The stock certificates for any shares of Stock issued to Optionee will bear the following legend:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

SECTION 12. LIMITATION ON RIGHTS IN COMPANY STOCK.

       (a) Neither the Optionee nor his or her Post-Death Representatives shall have any of the rights of a shareholder with respect to shares of Stock covered by the Options until shares of Stock are issued to him, her, or them upon exercise of the Option.

       (b) Prior to exercise of the Options, the Company may require the Optionee to execute a restrictive stock agreement, lock-up agreement or any other agreement restricting the Optionee's ability to transfer Stock subsequent to the exercise of the Options in such form as the Company shall reasonably determine to be appropriate.

SECTION 13. LIMITATIONS ON TRANSFERS. The Options shall not be transferable by Optionee otherwise than by will or by the laws of descent and distribution.

SECTION 14. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement or the Plan shall confer on the Optionee any right or expectation to continue in the employ of his or her employer or the Company, or to interfere in any manner with the absolute right of the employer or the Company to change or terminate the Optionee's employment at any time for any reason or no reason.

SECTION 15. AMENDMENTS. This Agreement may be amended in writing by the Company and Optionee, provided that the Company may amend this Agreement unilaterally if the amendment does not adversely affect or impair the rights of the Optionee. The Company shall give notice to the Optionee of any such unilateral amendment either before or promptly after the effective date thereof.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the Grant Date.

                           SAVVIS HOLDINGS CORPORATION



                           By:
                              ------------------------------------------
                                Vice President - General Counsel



                              ------------------------------------------
                                Optionee

                                    EXHIBIT A



                              OPTION EXERCISE FORM

                        TO BE EXECUTED BY THE OPTIONEE TO
                      EXERCISE THE RIGHTS TO PURCHASE STOCK
                        EVIDENCED BY THE FOREGOING OPTION


TO:           SAVVIS HOLDINGS CORPORATION

              I, (First and Last Name) , a Participant under the SAVVIS Holdings Corporation 1999 Stock Option Plan (the "Plan"), do hereby exercise the right to purchase ___________ shares of Common Stock, $0.01 par value, of SAVVIS Holdings Corporation pursuant to the Option dated (Date of Grant) under the Plan.

              Enclosed herewith is

                     (i)    $___________, or

                     (ii)   shares  of  Common  Stock,   properly   endorsed  or
                            accompanied by a duly executed stock power, with a Fair Market Value of $________________,

an amount equal to the total Option Price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.



Date:
      ----------------------    ---------------------------------------------
                                      Signature



                                 ADDRESS OF OPTIONEE:

                                 ----------------------------------------------

                                 ----------------------------------------------

                                 ----------------------------------------------
                                    [Insert Optionee Address]



Send a completed copy of this Option Exercise Form to:

                  SAVVIS Holdings Corporation
                  717 Office Parkway
                  St. Louis, MO  63141-7115
                  Attn:  Vice President and General Counsel